                                   WAIVER TO
                   POST-PETITION LOAN AND GUARANTY AGREEMENT


          WAIVER TO POST-PETITION LOAN AND GUARANTY AGREEMENT, dated effective as of August 12, 1997 (this "Waiver"), among MONTGOMERY WARD & CO.,
                             ------
INCORPORATED, an Illinois corporation and a debtor and debtor in possession ("Borrower Representative"), MONTGOMERY WARD HOLDING CORP., a Delaware
  -----------------------
corporation and a debtor and debtor in possession ("Parent" or "Guarantor"), as
                                                                ---------
Guarantor, the other Guarantors signatory hereto (together with Parent and the Borrower Representative, the "Credit Parties"), GENERAL ELECTRIC CAPITAL
                              --------------
CORPORATION, a New York corporation (in its individual capacity, "GE Capital"),
                                                                  ----------
for itself, as Lender, and as Agent (the "Agent") for Lenders, and the other
                                          -----
Lenders signatory hereto.

                                   RECITALS
                                   --------

          WHEREAS, the Borrower Representative, the Guarantors, the Lenders and the Agent are parties to that certain Post-Petition Loan and Guaranty Agreement, dated as of July 8, 1997 (as amended by the terms of the Waiver and First Amendment to Post-Petition Loan and Guaranty Agreement and as further amended, supplemented or modified, the "Loan Agreement"). The Borrower Representative
                               --------------
and the Guarantors have requested that the Lenders agree to waive, for the limited purposes set forth herein, certain provisions of the Loan Agreement. The Borrower Representative, the Guarantors, the Lenders and the Agent have agreed, upon the terms and conditions specified herein, to waive such provisions as hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

          SECTION 1.  Defined Terms and Interpretation.
                      --------------------------------

          (a) The capitalized terms used herein which are defined in the Loan Agreement, shall have the respective meanings assigned to them in the Loan Agreement except as otherwise provided herein or unless the context otherwise requires.

          (b) Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.

          (c) No provision in this Waiver shall be interpreted or construed against any Person because that Person or its legal representative drafted such provision

          SECTION 2.  Waiver In Connection With Liquidation Sales. As of the
                      -------------------------------------------
date of this Waiver, Lenders hereby agree to waive the provisions of Section 6.3 of the Loan Agreement, for the limited purpose and solely in connection with, the granting by Lechmere or the Borrower Representative of any Lien in favor of any Person acting as a liquidation

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agent of such Credit Party in connection with the liquidation or sale of substantially all the assets of Lechmere or the assets and properties used in connection with the business conducted by Borrower Representative under the name "Electric Avenue and More" pursuant to a valid and enforceable order of the Bankruptcy Court; provided that any such Lien shall not extend to any assets or properties other than those being liquidated or sold and shall only secure the fees and obligations owed to such Person by such Credit Party.

          SECTION 3.  Representations and Warranties True; No Default or Event
                      --------------------------------------------------------
of Default. The Credit Parties represent and warrant to the Agent and the
----------
Lenders that on the date of and after giving effect to the execution and delivery of this Waiver (a) the representations and warranties set forth in the Loan Agreement are true and correct in all material respects on the date hereof as though made on and as of such date (unless any such representation or warranty expressly relates to an earlier date); and (b) neither any Default nor Event of Default has occurred and is continuing as of the date hereof.

          SECTION 4.  Reference to this Waiver and Effect on Loan Documents.
                      -----------------------------------------------------

          (a) From and after the date hereof, each reference in the Loan Agreement (including in any Exhibit thereto) to "this Agreement," "hereunder," "herein" or words of like import shall mean and be a reference to the Loan Agreement, as affected hereby.

          (b) From and after the date of this Waiver, each reference in the Loan Documents to the Loan Agreement shall mean and be a reference to the Loan Agreement, as affected hereby.

          (c) The Loan Agreement, the Notes and the other Loan Documents, as affected hereby, shall remain in full force and effect and the Loan Documents are hereby ratified and confirmed in all respects.

          (d) The effectiveness of the waiver evidenced by Section 2 hereof, shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Loan Agreement, or constitute a waiver of any other provision of the Loan Agreement or any other Loan Document.

          SECTION 5.  Governing Law; Binding Effect. In all respects, including
                      -----------------------------
all matters of construction, validity and performance, this Waiver shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York (without regard to conflict of law provisions) and any applicable laws of the United States of America, and shall be binding upon the parties hereto and their respective successors and permitted assigns.

          SECTION 6.  Execution in Counterparts. This Waiver may be executed in
                      -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

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

          SECTION 7.  Consent of Guarantors. By their execution and delivery of
                      ---------------------
this Waiver, each Guarantor hereby consents to all of the terms and provisions of this Waiver and ratifies and confirms that each of the Loan Documents to which it is a party remains in full force and effect and enforceable in accordance with their respective terms.

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

     IN WITNESS WHEREOF, this Waiver has been duly executed as of the date first written above.


                                        BORROWER:

                                        MONTGOMERY WARD & CO.,
                                        INCORPORATED

                                   By:  /s/ Douglas V. Gathany
                                       ---------------------------------------
                                        Name:   Douglas V. Gathany
                                        Title: Treasurer

                                          GUARANTORS:

                                          LECHMERE, INC.

                                   By:  /s/ Douglas V. Gathany
                                       ---------------------------------------
                                        Name:   Douglas V. Gathany
                                        Title: Treasurer

                                          AMERICAN DELIVERY SERVICE COMPANY

                                   By:  /s/ Philip D.Delk
                                       ---------------------------------------
                                        Name:   Philip D. Delk
                                        Title: Vice President, Secretary and
                                               Assistant Treasurer

                                          CONTINENTAL TRANSPORTATION, INC.

                                   By:  /s/ Philip D. Delk
                                       ---------------------------------------
                                        Name:   Philip D. Delk
                                        Title: Vice President and Assistant
                                               Secretary

                                          JRI DISTRIBUTING, INC.
                                          STANDARD T CHEMICAL COMPANY, INC.
                                          WFL REALTY, INC.

                                   By:  /s/ Philip D.Delk
                                       ---------------------------------------
                                        Name:   Philip D. Delk
                                        Title: Vice President and Secretary

                                          M-W PRESTRESS, INC.
                                          MW DIRECT GENERAL, INC.

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                                 MW DIRECT LIMITED, INC.

                          By:  /s/ Philip D.Delk
                              ---------------------------------------
                               Name:   Philip D. Delk
                               Title: Secretary

                                 MONTGOMERY WARD
                                 INTERNATIONAL, INC.
                                 MPI, INC.

                          By:  /s/ Philip D.Delk
                              ---------------------------------------
                               Name:   Philip D. Delk
                               Title: Assistant Secretary

                                 BARRETWARD PROPERTIES CO., INC.
                                 BRANDYWINE DC, INC.
                                 BRANDYWINE PROPERTIES, INC.
                                 BRETTWARD PROPERTIES CO., INC.
                                 FIRST MONT CORPORATION
                                 FOURTH WYCOMBE PROPERTIES, INC.
                                 GABEWARD PROPERTIES CORPORATION
                                 GARDEN GROVE DEVELOPMENT
                                   CORPORATION HUGA REALTY INC.
                                 JOSHWARD PROPERTIES CORPORATION
                                 LECHMERE DEVELOPMENT CORPORATION
                                 M-W FAIRFAX PROPERTIES, INC.
                                 M-W PROPERTIES CORPORATION
                                 M-W RESTAURANTS REALTY CORPORATION
                                 MARCOR HOUSING SYSTEMS, INC.
                                 MARYWARD PROPERTIES CORPORATION
                                 MF NEVADA INVESTMENTS, INC.
                                 MICHAELWARD PROPERTIES CO., INC.
                                 MONTGOMERY WARD DEVELOPMENT CORPORATION
                                 MONTGOMERY WARD LAND CORPORATION
                                 MONTGOMERY WARD PROPERTIES CORPORATION

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                                 MONTGOMERY WARD REALTY CORPORATION
                                 MW LAND CORPORATION
                                 NATIONAL HOMEFINDING SERVICE, INC.
                                 998 MONROE CORPORATION
                                 PAULWARD PROPERTIES CO., INC.
                                 ROBERTWARD PROPERTIES CORPORATION
                                 SACWARD PROPERTIES, INC.
                                 SECOND MONT CORPORATION
                                 7TH & CARROLL CORPORATION
                                 SEVENTH MONT CORPORATION
                                 618 CORPORATION
                                 619 CORPORATION
                                 THE 535 CORPORATION
                                 THIRD WYCOMBE PROPERTIES, INC.
                                 2825 DEVELOPMENT CORPORATION
                                 2825 REALTY CORPORATION
                                 UNIVERSITY AVENUE MARKETPLACE, INC.
                                 WFL DEVELOPMENT CORPORATION
                                 WYCOMBE PROPERTIES, INC.

                            By: /s/ G. Tad Morgan
                                ------------------------------------------
                                Name:   G. Tad Morgan
                                Title: Vice President and Secretary

                                  GOODE FURNITURE COMPANIES, INC.
                                  MONTGOMERY WARD SECURITIES, INC.
                                  R M P DEVELOPMENT CORPORATION

                            By: /s/ G. Tad Morgan
                                -----------------------------------------
                                Name:   G. Tad Morgan
                                Title: Secretary

                                  MONTGOMERY WARD HOLDING CORP.
                            By: /s/ G. Tad Morgan
                                -----------------------------------------
                                Name:   G. Tad Morgan
                                Title: Assistant Secretary


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

                                  JEFFERSON STORES, INC.

                            By: /s/ G. Tad Morgan
                                ------------------------------------
                                Name:   G. Tad Morgan
                                Title: Vice President and Treasurer

                                  AGENT AND AS LENDER

                                  GENERAL ELECTRIC CAPITAL
                                  CORPORATION

                            By: /s/ James C. Ungari
                                ------------------------------------
                                Name:   James C. Ungari
                                Title: Its Authorized Signatory




                                  LENDERS:

                                  THE CHASE MANHATTAN BANK CORPORATION

                            By: /s/ William Repko
                                ------------------------------------
                                Name:   William Repko
                                Title: Managing Director

                                  BANKAMERICA BUSINESS CREDIT, INC.

                            By: /s/ Thomas Sullivan
                                ------------------------------------
                                Name:   Thomas Sullivan
                                Title: Vice President


                                  CITIBANK, N.A.

                            By: /s/ Claudia Slacik
                                ------------------------------------
                                Name:   Claudia Slacik
                                Title: Vice President


                                  CITICORP USA, INC.

                            By: /s/ John Abate
                                ------------------------------------
                                Name:   John Abate
                                Title: Vice President

                                  GBFC, INC.

                            By: /s/ Michael L. Pizette
                                ----------------------------------
                                Name:  Michael L. Pizette
                                Title: Vice President


                                  GOLDMAN SACHS CREDIT
                                  PARTNERS L.P.


                            By: /s/ Stephen McGuiness
                                ----------------------------------
                                Name:  Stephen McGuiness
                                Title: Vice President


                                  HELLER FINANCIAL, INC.


                            By: /s/ John Buff
                                ----------------------------------
                                Name:  John Buff
                                Title: Vice President




                                  JACKSON NATIONAL LIFE
                                  INSURANCE COMPANY
                                        By: PPM FINANCE, INC.
                                        Its Attorney-in-fact


                            By: /s/ Jeffrey Podwika
                                ----------------------------------
                                Name:  Jeffrey Podwika
                                Title: Vice President

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